                                                      Chase Manhattan Bank USA, N.A.
                                                   Monthly Certificateholder's Statement

                                                      Chase Credit Card Master Trust
                                                               Series 1995-2
                                                                                                          Distribution Date: 2/15/99

Section 5.2 - Supplement                                             Class A          Class B         Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

(i)     Monthly Principal Distributed                                    0.00             0.00              0.00               0.00

(ii)    Monthly Interest Distributed                             3,115,000.00       181,245.17        229,095.27       3,525,340.44
        Deficiency Amounts                                               0.00             0.00                                 0.00
        Additional Interest                                              0.00             0.00                                 0.00
        Accrued and Unpaid Interest                                                                         0.00               0.00

(iii)   Collections of Principal Receivables                    67,200,607.10     3,818,114.49      5,345,604.66      76,364,326.25

(iv)    Collections of Finance Charge Receivables                9,021,675.82       512,581.55        717,646.97      10,251,904.34

(v)     Aggregate Amount of Principal Receivables                                                                 17,188,824,668.82

                                            Investor Interest  600,000,000.00    34,090,000.00     47,728,181.82     681,818,181.82
                                            Adjusted Interest  600,000,000.00    34,090,000.00     47,728,181.82     681,818,181.82

                                                    Series
        Floating Investor Percentage                  3.97%            88.00%            5.00%             7.00%             100.00%
        Fixed Investor Percentage                     3.97%            88.00%            5.00%             7.00%             100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.37%
                 30 to 59 days                                                                                                 1.49%
                 60 to 89 days                                                                                                 1.02%
                 90 or more days                                                                                               2.12%
                                                                                                                 -------------------
                                            Total Receivables                                                                100.00%

(vii)   Investor Default Amount                                  3,649,196.99       207,335.21        290,282.56       4,146,814.76

(viii)  Investor Charge-Offs                                             0.00             0.00              0.00               0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00              0.00

(x)     Servicing Fee                                              500,000.00        28,408.33         39,773.48         568,181.82

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        10.74%

(xii)   Reallocated Monthly Principal                                                     0.00              0.00               0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           600,000,000.00    34,090,000.00     47,728,181.82     681,818,181.82

(xiv)   LIBOR                                                                                                               5.00000%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                          8,521,675.82       484,173.21        677,873.49       9,683,722.52

(xxii)  Certificate Rate                                             6.23000%         6.38000%          5.40000%

------------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                               Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                           Series 1995-3
                                                                                                          Distribution Date 2/15/99

Section 5.2 - Supplement                                         Class A         Class B        Collateral               Total
------------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                                    0.00             0.00            0.00                   0.00

(ii)   Monthly Interest Distributed                             2,336,250.00       136,149.60      176,048.04           2,648,447.64
       Deficiency Amounts                                               0.00             0.00                                   0.00
       Additional Interest                                              0.00             0.00                                   0.00
       Accrued and Unpaid Interest                                                                       0.00                   0.00

(iii)  Collections of Principal Receivables                    50,400,455.33     2,863,641.87    4,009,147.49          57,273,244.69

(iv)   Collections of Finance Charge Receivables                6,766,256.86       384,443.68      538,227.71           7,688,928.25

(v)    Aggregate Amount of Principal Receivables                                                                   17,188,824,668.82

                                            Investor Interest 450,000,000.00    25,568,000.00   35,795,636.36         511,363,636.36
                                            Adjusted Interest 450,000,000.00    25,568,000.00   35,795,636.36         511,363,636.36

                                                    Series
       Floating Investor Percentage                    2.97%          88.00%            5.00%           7.00%                100.00%
       Fixed Investor Percentage                       2.97%          88.00%            5.00%           7.00%                100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                        95.37%
               30 to 59 days                                                                                                   1.49%
               60 to 89 days                                                                                                   1.02%
               90 or more days                                                                                                 2.12%
                                                                                                                   -----------------
                                                  Total Receivables                                                          100.00%

(vii)  Investor Default Amount                                  2,736,897.74       155,504.45      217,708.88           3,110,111.07

(viii) Investor Charge-Offs                                             0.00             0.00            0.00                   0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00            0.00

(x)    Servicing Fee                                              375,000.00        21,306.67       29,829.70             426,136.36

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                         10.74%

(xii)  Reallocated Monthly Principal                                                     0.00            0.00                   0.00

(xiii) Closing Investor Interest (Class A Adjusted)           450,000,000.00    25,568,000.00   35,795,636.36         511,363,636.36

(xiv)  LIBOR                                                                                                                5.00000%

(xv)   Principal Funding Account Balance                                                                                        0.00

(xvii) Accumulation Shortfall                                                                                                   0.00

(xviii)Principal Funding Investment Proceeds                                                                                    0.00

(xx)   Principal Investment Funding Shortfall                                                                                   0.00

(xxi)  Available Funds                                          6,391,256.86       363,137.01      508,398.01           7,262,791.89

(xxii) Certificate Rate                                             6.23000%         6.39000%        5.52500%

------------------------------------------------------------------------------------------------------------------------------------

                                                Chase Manhattan Bank USA, N.A.
                                            Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                        Series 1996-1
                                                                                                    Distribution Date: 2/15/99

Section 5.2 - Supplement                                 Class A         Class B       Collateral                 Total
-------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                            0.00            0.00           0.00                       0.00

(ii)   Monthly Interest Distributed                     3,237,500.00      189,248.43     267,276.22               3,694,024.65
       Deficiency Amounts                                       0.00            0.00                                      0.00
       Additional Interest                                      0.00            0.00                                      0.00
       Accrued and Unpaid Interest                                                             0.00                       0.00

(iii)  Collections of Principal Receivables            78,400,708.29    4,454,504.24   6,236,501.43              89,091,713.96

(iv)   Collections of Finance Charge Receivables       10,525,288.45      598,016.82     837,249.79              11,960,555.06

(v)    Aggregate Amount of Principal Receivables                                                             17,188,824,668.82

                                    Investor Interest 700,000,000.00   39,772,000.00  55,682,545.45             795,454,545.45
                                    Adjusted Interest 700,000,000.00   39,772,000.00  55,682,545.45             795,454,545.45

                                              Series
       Floating Investor Percentage             4.63%         88.00%           5.00%          7.00%                    100.00%
       Fixed Investor Percentage                4.63%         88.00%           5.00%          7.00%                    100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
                Current                                                                                                 95.37%
                30 to 59 days                                                                                            1.49%
                60 to 89 days                                                                                            1.02%
                90 or more days                                                                                          2.12%
                                                                                                           --------------------
                                             Total Receivables                                                         100.00%

(vii)  Investor Default Amount                          4,257,396.48      241,893.10     338,660.96               4,837,950.55

(viii) Investor Charge-Offs                                     0.00            0.00           0.00                       0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions               0.00            0.00           0.00

(x)    Servicing Fee                                      583,333.33       33,143.33      46,402.12                 662,878.79

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                   10.74%

(xii)  Reallocated Monthly Principal                                            0.00           0.00                       0.00

(xiii) Closing Investor Interest (Class A Adjusted)   700,000,000.00   39,772,000.00  55,682,545.45             795,454,545.45

(xiv)  LIBOR                                                                                                          5.00000%

(xv)   Principal Funding Account Balance                                                                                  0.00

(xvii) Accumulation Shortfall                                                                                             0.00

(xviii)Principal Funding Investment Proceeds                                                                              0.00

(xx)   Principal Investment Funding Shortfall                                                                             0.00

(xxi)  Available Funds                                  9,941,955.12      564,873.48     790,847.67              11,297,676.27

(xxii) Certificate Rate                                     5.55000%        5.71000%       5.40000%

-------------------------------------------------------------------------------------------------------------------------------

                                                 Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                 Chase Credit Card Master Trust
                                                         Series 1996-2
                                                                                                      Distribution Date: 2/15/99

Section 5.2 - Supplement                                    Class A         Class B       Collateral                Total
---------------------------------------------------------------------------------------------------------------------------------

(i)    Monthly Principal Distributed                               0.00            0.00            0.00                     0.00

(ii)   Monthly Interest Distributed                        2,740,833.33      160,416.67      223,611.11             3,124,861.11
       Deficiency Amounts                                          0.00            0.00                                     0.00
       Additional Interest                                         0.00            0.00                                     0.00
       Accrued and Unpaid Interest                                                                 0.00                     0.00

(iii)  Collections of Principal Receivables               61,600,556.51    3,500,031.62    4,900,044.27            70,000,632.40

(iv)   Collections of Finance Charge Receivables           8,269,869.50      469,878.95      657,830.53             9,397,578.97

(v)    Aggregate Amount of Principal Receivables                                                               17,188,824,668.82

                                       Investor Interest 550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00
                                       Adjusted Interest 550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

                                              Series
       Floating Investor Percentage               3.64%          88.00%           5.00%           7.00%                  100.00%
       Fixed Investor Percentage                  3.64%          88.00%           5.00%           7.00%                  100.00%

(vi)   Receivables Delinquent (As % of Total Receivables)
               Current                                                                                                    95.37%
               30 to 59 days                                                                                               1.49%
               60 to 89 days                                                                                               1.02%
               90 or more days                                                                                             2.12%
                                                                                                              -------------------
                                           Total Receivables                                                             100.00%

(vii)  Investor Default Amount                             3,345,097.24      190,062.34      266,087.28             3,801,246.86

(viii) Investor Charge-Offs                                        0.00            0.00            0.00                     0.00

(ix)   Reimbursed Investor Charge-Offs/Reductions                  0.00            0.00            0.00

(x)    Servicing Fee                                         458,333.33       26,041.67       36,458.33               520,833.33

(xi)   Portfolio Yield (Net of Defaulted Receivables)                                                                     10.74%

(xii)  Reallocated Monthly Principal                                               0.00            0.00                     0.00

(xiii) Closing Investor Interest (Class A Adjusted)      550,000,000.00   31,250,000.00   43,750,000.00           625,000,000.00

(xiv)  LIBOR                                                                                                            5.00000%

(xv)   Principal Funding Account Balance                                                                                    0.00

(xvii) Accumulation Shortfall                                                                                               0.00

(xviii)Principal Funding Investment Proceeds                                                                                0.00

(xx)   Principal Investment Funding Shortfall                                                                               0.00

(xxi)  Available Funds                                     7,811,536.16      443,837.28      621,372.19             8,876,745.64

(xxii) Certificate Rate                                        5.98000%        6.16000%        5.75000%

---------------------------------------------------------------------------------------------------------------------------------

                                                   Chase Manhattan Bank USA, N.A.
                                               Monthly Certificateholder's Statement

                                                   Chase Credit Card Master Trust
                                                           Series 1996-3
                                                                                                         Distribution Date:  2/15/99

Section 5.2 - Supplement                                        Class A         Class B       Collateral                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)     Monthly Principal Distributed                                    0.00            0.00           0.00                   0.00

(ii)    Monthly Interest Distributed                             2,434,132.89      141,813.47     167,503.59           2,743,449.94
        Deficiency Amounts                                               0.00            0.00                                  0.00
        Additional Interest                                              0.00            0.00                                  0.00
        Accrued and Unpaid Interest                                                                     0.00                   0.00

(iii)   Collections of Principal Receivables                    46,142,512.86    2,621,719.69   3,670,546.54          52,434,779.08

(iv)    Collections of Finance Charge Receivables                6,194,628.45      351,965.65     492,770.56           7,039,364.65

(v)     Aggregate Amount of Principal Receivables                                                                 17,188,824,668.82

                                             Investor Interest 411,983,000.00   23,408,000.00  32,772,440.86         468,163,440.86
                                             Adjusted Interest 411,983,000.00   23,408,000.00  32,772,440.86         468,163,440.86

                                                      Series
        Floating Investor Percentage                    2.72%          88.00%           5.00%          7.00%                 100.00%
        Fixed Investor Percentage                       2.72%          88.00%           5.00%          7.00%                 100.00%

(vi)    Receivables Delinquent (As % of Total Receivables)
                 Current                                                                                                      95.37%
                 30 to 59 days                                                                                                 1.49%
                 60 to 89 days                                                                                                 1.02%
                 90 or more days                                                                                               2.12%
                                                                                                                  ------------------
                                                     Total Receivables                                                       100.00%

(vii)   Investor Default Amount                                  2,505,678.54      142,367.34     199,321.82           2,847,367.70

(viii)  Investor Charge-Offs                                             0.00            0.00           0.00                   0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                       0.00            0.00           0.00

(x)     Servicing Fee                                              343,319.17       19,506.67      27,310.37             390,136.20

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                        10.74%

(xii)   Reallocated Monthly Principal                                                    0.00           0.00                   0.00

(xiii)  Closing Investor Interest (Class A Adjusted)           411,983,000.00   23,408,000.00  32,772,440.86         468,163,440.86

(xiv)   LIBOR                                                                                                               5.00000%

(xv)    Principal Funding Account Balance                                                                                      0.00

(xvii)  Accumulation Shortfall                                                                                                 0.00

(xviii) Principal Funding Investment Proceeds                                                                                  0.00

(xx)    Principal Investment Funding Shortfall                                                                                 0.00

(xxi)   Available Funds                                          5,851,309.28      332,458.98     465,460.19           6,649,228.45

(xxii)  Certificate Rate                                             7.09000%        7.27000%       5.75000%

------------------------------------------------------------------------------------------------------------------------------------